Power Purchase Agreement	12 Months Ended
Dec. 31, 2023
Power Purchase Agreement
Power Purchase Agreement

Note 9. Power Purchase Agreement

In May 2020, the Company, through its subsidiary, Whinstone, entered into the PPA to provide for the delivery of power to its Rockdale Facility, via the nearby Sandow Switch. Pursuant to the PPA, the Company has agreed to acquire a total of 345 MW of long-term, fixed-price power, in multiple blocks, as follows: 130 MW contracted in May 2020, at fixed prices through April 30, 2030; 65 MW contracted in March 2022, at fixed prices through April 30, 2030; and 150 MW contracted in November 2022, at fixed prices through October 31, 2027. Additionally, under the PPA, the Company has the option to purchase additional power at market prices, as needed.

If electricity used exceeds the amount contracted, the cost of the excess electricity is incurred at the then-current spot rate. Concurrently with the PPA, the Company entered into an interconnection agreement for the extension of delivery system transmission/substation facilities to facilitate delivery of the electricity to the Rockdale Facility (the “Facilities Agreement”). Power costs incurred under the Facilities Agreement are determined every 15 minutes using settlement information provided by the ERCOT and are recorded in Cost of revenue on the Consolidated Statements of Operations.

In collaboration with market participants such as the Company, ERCOT has implemented Demand Response Services Programs for customers that have the ability to reduce or modify electricity use in response to ERCOT instructions or signals. These Demand Response Services Programs provide the ERCOT market with valuable reliability and economic services by helping to preserve system reliability, enhancing competition, mitigating price spikes, and stabilizing the grid by encouraging the demand side of the market to give more visibility and control of their power consumption to grid operators. Market participants with electrical loads like the Company may participate in these Demand Response Service Programs directly by offering their electrical loads into the ERCOT markets, or indirectly by voluntarily reducing their energy usage in response to increasing power demand in the ERCOT marketplace.

Under these Demand Response Services Programs, the Company can participate in a variety of programs known as “ancillary services” by electing to designate a portion of its available electrical load for participation in such programs on an hourly basis. For each respective Demand Response Services Program, the Company receives a cash payment based on hourly rates for power, and the amount of electrical load into which it bids. Through ancillary services, the Company competitively bids amongst other market participants to sell ERCOT the ability to control Riot’s electrical load on demand, and to power down when directed to by ERCOT, as part of ERCOT’s efforts to stabilize the grid. The Company receives compensation for its participation in ancillary services whether or not the Company is actually called to power down.

Riot also participates in ERCOT’s Four Coincident Peak (“4CP”) program, which refers to the highest-load settlement intervals in each of the four summer months (June, July, August, and September), during which time, demand for power is at its highest. 4CP participants may voluntarily power down operations during these times and in doing so, reduce the electrical load demand on the ERCOT grid. Participants that reduce their load in these peak periods receive credits to transmission costs on future power bills during the subsequent year, reducing overall power costs. As a result of Riot’s participation in 4CP in 2022, the Company’s transmission charges in its 2023 monthly power bills were substantially reduced.

Under the PPA, the Company may also elect not to utilize its long-term, fixed-price power for its operations, and instead elect to sell that power in exchange for credits against future power costs when there is a benefit to the Company, depending on the spot market price of electricity. The Company’s power strategy combines participation in Demand Response Services Programs and sales of power during times of peak demand, to attempt to manage operating costs most efficiently.

During the years ended December 31, 2023, 2022, and 2021, the Company earned credits against future power costs in exchange for power resold of approximately $71.2 million, $27.3 million, and $6.5 million, respectively. These amounts are recorded in Power curtailment credits on the Consolidated Statements of Operations.

The Company determined the PPA meets the definition of a derivative because it allows for net settlement. However, because the Company has the ability to offer the power back for sale, rather than taking physical delivery, the Company determined that physical delivery is not probable through the entirety of the contract and therefore, the Company does not believe the normal purchases and normal sales scope exception applies to the PPA. Accordingly, the PPA (a non-hedging derivative contract) is accounted for as a derivative and recorded at its estimated fair value each reporting period in Derivative asset on the Consolidated Balance Sheets with the change in the fair value recorded in Change in fair value of derivative asset on the Consolidated Statements of Operations. The PPA is not designated as a hedging instrument.

The estimated fair value of the Company’s Derivate asset is classified under Level 3 of the fair value hierarchy due to the significant unobservable inputs utilized in the valuation. Specifically, the Company’s discounted cash flow estimation models contain quoted commodity exchange spot and forward prices and are adjusted for basis spreads for load zone-to-hub differentials through the term of the PPA, which is scheduled to end as of April 30, 2030. The significant assumptions used to estimate fair value of the derivative contract include a discount rate of 23.1%, which reflected the nature of the contract as it relates to the risk and uncertainty of the estimated future mark-to-market adjustments, forward price curves of the power supply, broker/dealer quotes and other similar data obtained from quoted market prices or independent pricing vendors. The discount rate includes observable market inputs, but also includes unobservable inputs based on qualitative judgment related to company-specific risk factors.

The terms of the PPA require margin-based collateral, calculated as exposure resulting from fluctuations in the market cost rate of electricity compared to the fixed price stated in the contract. As of December 31, 2023, the margin-based collateral requirement of the Company was zero.

While the Company manages operating costs at the Rockdale Facility in part by periodically selling back unused or uneconomical power, the Company does not consider such actions to be trading activities.

The following table presents changes in the estimated fair value of the Derivative asset:

Balance as of December 31, 2022	$97,497
Change in fair value of derivative asset	6,721
Balance as of December 31, 2023	$104,218